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                              TCF FINANCIAL CORPORATION
                                      EXHIBIT 21
                              Subsidiaries of Registrant
                                (As of March 17, 1999)
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                                                                           NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                              STATE OF INCORPORATION             DOES BUSINESS
TCF Financial Insurance                      Illinois                      TCF Financial Insurance Agency
Agency Illinois, Inc.                                                      Illinois, Inc.
                                                                           TCF Insurance

TCF Financial Insurance                      Minnesota                     TCF Financial Insurance Agency
Agency Wisconsin, Inc.                                                     Wisconsin, Inc.
                                                                           TCF Insurance

TCF Financial Insurance Agency               Minnesota                     TCF Financial Insurance Agency
Michigan, Inc.                                                             Michigan, Inc.
                                                                           TCF Insurance
                                                                           GLB Agency

TCF Financial Insurance Agency               Minnesota                     TCF Financial Insurance Agency
Colorado, Inc.                                                             Colorado, Inc.

TCF Financial Insurance Agency, Inc.         Minnesota                     TCF Financial Insurance
                                                                           Agency, Inc.
                                                                           TCF Insurance

GLB Financial Insurance Agency               Ohio                          GLB Financial Insurance Agency Ohio, Inc.
Ohio, Inc.
(fka: WNL Insurance Agency of Ohio)

TCF Securities, Inc.                         Minnesota                     TCF Securities, Inc.
                                                                           GLB Securities (MI)

TCF Foundation                               Minnesota                     TCF Foundation

TCF Minnesota Financial Services, Inc.       Minnesota                     TCF Minnesota Financial Services, Inc.

TCB Air, Inc.                                Minnesota                     TCB Air, Inc.
(fka: Twin City/Burnet, Inc.)

TCF National Bank Minnesota                  United States                 TCF National Bank Minnesota

TCF Consumer Financial Services, Inc.        Minnesota                     TCF Consumer Financial Services, Inc.
                                                                           TCF Financial Services

TCF Mortgage Corporation                     Minnesota                     TCF Mortgage Corporation

TCFMC Holding Co.                            Minnesota                     TCFMC Holding Co.

TCF Financial Services, Inc.                 Minnesota                     TCF Financial Services, Inc.

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
                                                                           NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                              STATE OF INCORPORATION             DOES BUSINESS
TCF Management Corporation                   Minnesota                     TCF Management Corporation

North Star Title, Inc.                       Minnesota                     North Star Title, Inc.

North Star Real Estate Services, Inc.        Minnesota                     North Star Real Estate Services, Inc.

TCF Agency Minnesota, Inc.                   Minnesota                     TCF Agency Minnesota, Inc.
                                                                           TCF Agency Minnesota
                                                                           TCF Insurance Agency Minnesota, Inc. (UT)

TCF Agency Mississippi, Inc.                 Mississippi                   TCF Agency Mississippi, Inc.
                                                                           TCF Agency Mississippi

TCF Agency Insurance Services, Inc.          Minnesota                     TCF Agency Insurance Services, Inc.

TCF National Properties, Inc.                Minnesota                     TCF National Properties, Inc.

TCF New York Investment, Inc.                Minnesota                     TCF New York Investments, Inc.

TCF Qwik, Inc.                               New York                      TCF Qwik, Inc.

TCF Wisk, Inc.                               New York                      TCF Wisk, Inc.

TCF Bolt, Inc.                               New York                      TCF Bolt, Inc.

TCF Jump, Inc.                               New York                      TCF Jump, Inc.

TCF Sped, Inc.                               New York                      TCF Sped, Inc.

TCF Real Estate Financial Services, Inc.     Minnesota                     TCF Real Estate Financial Services, Inc.

Winthrop Resources Corporation               Minnesota                     Winthrop Resources Corporation
                                                                           WINR Business Credit
                                                                           TCF Small Business Leasing

TCF National Bank Wisconsin                  United States                 TCF National Bank Wisconsin

Republic Capital Funding Corp. I             Wisconsin                     Republic Capital Funding Corp. I

TCF Agency Wisconsin, Inc.                   Wisconsin                     TCF Agency Wisconsin, Inc.

TCF Portfolio Strategies, Inc.               Minnesota                     TCF Portfolio Strategies, Inc.

TCF National Bank Illinois                   United States                 TCF  National Bank Illinois

Capitol Equities Corporation                 Illinois                      Capitol Equities Corporation

SFB Insurance Agency, Inc.                   Illinois                      SFB Insurance Agency, Inc.

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                                                                           NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                              STATE OF INCORPORATION             DOES BUSINESS
Standard Financial Mortgage                  Illinois                      Standard Financial Mortgage
Corporation                                                                Corporation

TCF Agency Illinois, Inc.                    Illinois                      TCF Agency Illinois, Inc.

Great Lakes National Bank                    United States                 Great Lakes National Bank Michigan
Michigan

GLB Service Corporation II                   Michigan                      GLB Service Corporation II

GLB Properties, Inc.                         Michigan                      GLB Properties, Inc.

Great Lakes Mortgage LLC                     Michigan                      Great Lakes Mortgage LLC

Lakeland Group Insurance Agency, Inc.        Michigan                      Lakeland Group Insurance Agency, Inc.

401 Service Corporation                      Michigan                      401 Service Corporation

TCF Colorado Corporation                     Colorado                      TCF Colorado Corporation

TCF National Bank Colorado                   United States                 TCF National Bank Colorado

TCF Agency Colorado, Inc.                    Colorado                      TCF Agency Colorado, Inc.
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